Exhibit 99.2

Medical Properties Trust

EMERGENCY

THIRD QUARTER 2017

Supplemental Information

THIRD QUARTER 2017 Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDAR to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 Other Income Generating Assets 17 FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. On the Cover: Morton Hospital, an acute care hospital in Taunton, Massachusetts operated by Steward Health Care. Q3 2017 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities. OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Of?cer R. Steven Hamner Executive Vice President and Chief Financial Of?cer Emmett E. McLean Executive Vice President, Chief Operating Of?cer, Treasurer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Of?cer BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com MPT Of?cers, from left: R. Steven Hamner, Emmett E. McLean, J. Kevin Hanna and Edward K. Aldag, Jr. Q3 2017 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman | *Director - Investor Relations*
(205) 397-8589
tberryman@medicalpropertiestrust.com

MPW
LISTED
NYSE

CAPITAL MARKETS

TRANSFER AGENT

American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's – Ba1
Standard & Poor's – BBB-

HIGHER
ACUTE CARE HOSPITALS
INPATIENT REHABILITATION FACILITIES
LONG-TERM ACUTE CARE HOSPITALS
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE
INTENSITY OF CARE
LOWER

CONTINUUM OF CARE

ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS
INPATIENT REHABILITATION FACILITIES
LONG-TERM ACUTE CARE HOSPITALS
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE

MPT facility types shown in green.

Q3 2017 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW(continued) INVESTOR RELATIONS CAPITAL MARKETS Tim Berryman | Director—Investor Relations Charles Lambert | Managing Director—Capital Markets (205) 397-8589 (205) 397-8897 tberryman@medicalpropertiestrust.com clambert@medicalpropertiestrust.com TRANSFER AGENT STOCK EXCHANGE SENIOR UNSECURED American Stock Transfer LISTING AND DEBT RATINGS and Trust Company TRADING SYMBOL Moody’s – Ba1 6201 15th Avenue New York Stock Exchange Standard & Poor’s – BBB-Brooklyn, NY 11219 (NYSE): MPW CONTINUUM OF CARE R E MEDICAL PROPERTIES TRUST FOCUSES ON THE MOST H H I G CRITICAL COMPONENTS OF HEALTHCARE DELIVERY. ACUTE HOSPITALS CARE ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS INPATIENT REHABILITATION FACILITIES LONG-TERM ACUTE CARE HOSPITALS NURSING HOMES REHABILITATION INPATIENT ASSISTED LIVING FACILITIES HOME HEALTH CARE MPT facility types shown in green. HEALTH HOME ACUTE LONG-TERM CARE CARE I HOSPITALS N T ASSISTED E N NURSING S LIVING I T HOMES Y OF C AR E LOWER Q3 2017 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
FFO INFORMATION:
Net income attributable to MPT common stockholders	$76,464	$70,358	$217,849	$182,009
Participating securities’ share in earnings	(82)	(154)	(307)	(430)

Net income, less participating securities’ share in earnings	$76,382	$70,204	$217,542	$181,579
Depreciation and amortization(A)	32,618	24,374	90,744	69,181
Gain on sale of real estate	(18)	(44,515)	(7,431)	(67,168)

Funds from operations	$108,982	$50,063	$300,855	$183,592
Write-off of straight-line rent and other	—	—	1,117	3,063
Transaction costs from non-real estate dispositions	—	(101)	—	5,874
Acquisition expenses, net of tax benefit (A)	7,166	2,689	19,350	11,723
Impairment charges	—	(80)	—	7,295
Unutilized financing fees / debt refinancing costs	4,414	22,535	18,794	22,539

Normalized funds from operations	$120,562	$75,106	$340,116	$234,086

Share-based compensation	2,771	2,322	7,148	5,831
Debt costs amortization	1,609	1,902	4,748	5,799
Additional rent received in advance (B)	(300)	(300)	(900)	(900)
Straight-line rent revenue and other (A)	(20,869)	(11,733)	(55,732)	(33,766)

Adjusted funds from operations	$103,773	$67,297	$295,380	$211,050

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.21	$0.28	$0.63	$0.75
Depreciation and amortization(A)	0.09	0.10	0.26	0.29
Gain on sale of real estate	—	(0.18)	(0.02)	(0.28)

Funds from operations	$0.30	$0.20	$0.87	$0.76
Write-off of straight-line rent and other	—	—	—	0.01
Transaction costs from non-real estate dispositions	—	—	—	0.03
Acquisition expenses, net of tax benefit (A)	0.02	0.01	0.06	0.05
Impairment charges	—	—	—	0.03
Unutilized financing fees / debt refinancing costs	0.01	0.09	0.05	0.09

Normalized funds from operations	$0.33	$0.30	$0.98	$0.97

Share-based compensation	0.01	0.01	0.02	0.02
Debt costs amortization	—	0.01	0.01	0.02
Additional rent received in advance (B)	—	—	—	—
Straight-line rent revenue and other (A)	(0.06)	(0.05)	(0.16)	(0.14)

Adjusted funds from operations	$0.28	$0.27	$0.85	$0.87

(A)	Includes our share of real estate depreciation, acquisition expenses, and striaght-line rent revenue from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Other income (expense)” line on the consolidated statements of income.
(B)	Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q3 2017  |  SUPPLEMENTAL INFORMATION     5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of September 30, 2017)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
2021 Credit Facility Revolver	Variable	2.490%	$440,000
2021 Credit Facility Revolver (GBP) (A)	Variable	1.510%	5,359
2022 Term Loan	Variable	2.740%	200,000
4.000% Notes Due 2022 (Euro) (B)	Fixed	4.000%	590,700
6.375% Notes Due 2022 (C)	Fixed	6.375%	350,000
6.375% Notes Due 2024	Fixed	6.375%	500,000
5.500% Notes Due 2024	Fixed	5.500%	300,000
3.325% Notes Due 2025 (Euro) (B)	Fixed	3.325%	590,700
5.250% Notes Due 2026	Fixed	5.250%	500,000
5.000% Notes Due 2027	Fixed	5.000%	1,400,000

			$4,876,759
Debt premium			1,549
Debt issuance costs			(46,044)

	Weighted average rate	4.650%	$4,832,264

(A) Represents credit facility borrowings in pound sterling and converted to U.S. dollars at September 30, 2017.

(B) Represents bonds issued in euros and converted to U.S. dollars at September 30, 2017.

(C) The 6.375% Notes Due 2022 were redeemed post September 30, 2017 with proceeds from our $1.4 billion Notes Due 2027 that were issued at 5.000%.

Q3 2017  |  SUPPLEMENTAL INFORMATION     6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
2021 Credit Facility Revolver	$—	$—	$—	$—	$440,000	$—	$—	$—	$—	$—	$—
2021 Credit Facility Revolver (GBP)	—	—	—	—	5,359	—	—	—	—	—	—
2022 Term Loan	—	—	—	—	—	200,000	—	—	—	—	—
4.000% Notes Due 2022 (Euro)	—	—	—	—	—	590,700	—	—	—	—	—
6.375% Notes Due 2022 (A)	350,000	—	—	—	—	—	—	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	—	—	—	500,000	—	—	—
5.500% Notes Due 2024	—	—	—	—	—	—	—	300,000	—	—	—
3.325% Notes Due 2025 (Euro)	—	—	—	—	—	—	—	—	590,700	—	—
5.250% Notes Due 2026	—	—	—	—	—	—	—	—	—	500,000	—
5.000% Notes Due 2027	—	—	—	—	—	—	—	—	—	—	1,400,000

	$350,000	—	—	—	$445,359	$790,700	$—	$800,000	$590,700	$500,000	$1,400,000

(A) The 6.375% Notes Due 2022 were redeemed post September 30, 2017 with proceeds from our $1.4 billion Notes Due 2027 that were issued at 5.000%.

Q3 2017  |  SUPPLEMENTAL INFORMATION     7

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Unaudited)

(Amounts in thousands)

For the Three Months Ended
September 30, 2017
Net income attributable to MPT common stockholders	$76,464
Pro forma adjustments for acquisitions that occurred after the period (A)	2,077

Pro forma net income	$78,541
Add back:
Interest expense	42,759
Unutilized financing fees/ debt refinancing costs	4,414
Depreciation and amortization	34,682
Stock-based compensation	2,771
Mid-quarter acquisitions / divestitures	32,881
Acquisition expenses	7,447
Income tax expense	530

3Q 2017 Pro forma adjusted EBITDA	$204,025

Annualization	$816,100

Total debt	$4,832,264
Pro forma changes to cash and debt balance after September 30, 2017 (A)	(110,030)

Pro forma net debt	$4,722,234

Pro forma net debt / annualized adjusted EBITDA	5.79x

(A)	The schedule reflects post September 30, 2017 commitments, including the acquisition of one RCCH facility and three facilities in Germany.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing charges, impairment charges, and acquisition expenses to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

Q3 2017  |  SUPPLEMENTAL INFORMATION     8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of September 30, 2017)

($ amounts in thousands)

Years of Maturities (A)	Total Properties (B)	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2017	—	$—	—
2018	—	—	—
2019	3	5,437	0.8%
2020	1	2,032	0.3%
2021	3	13,397	1.9%
2022	15	74,228	10.3%
2023	4	12,885	1.8%
2024	1	2,273	0.3%
2025	7	22,952	3.2%
2026	6	26,462	3.7%
Thereafter	223	557,888	77.7%

	263	$717,554	100.0%

(A)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(B)	Excludes two of our facilities that are under development, our Twelve Oaks facility that is not fully occupied, and the nine properties that we own through joint venture arrangements. In addition, the schedule reflects post September 30, 2017 commitments, including the acquisition of one RCCH facility and three facilities in Germany.
(C)	Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

Q3 2017  |  SUPPLEMENTAL INFORMATION     9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(September 30, 2017)

($ amounts in thousands)

Asset Types	Total Pro Forma Gross Assets (B)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Revenue
General Acute Care Hospitals (A)	$6,531,839	69.8%	$341,640	68.4%
Inpatient Rehabilitation Hospitals	2,002,578	21.4%	125,829	25.2%
Long-Term Acute Care Hospitals	369,013	3.9%	32,315	6.4%
Other assets	452,505	4.9%	—	—

Total	$9,355,935	100.0%	$499,784	100.0%

(A)	Includes three medical office buildings.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated November 2, 2017 for reconciliation of total assets to pro forma total gross assets at September 30, 2017.

Q3 2017  |  SUPPLEMENTAL INFORMATION     10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(September 30, 2017)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Revenue
Steward	$3,445,379	36.8%	$114,776	23.0%
MEDIAN	1,209,767	12.9%	73,793	14.8%
Prime Healthcare	1,118,070	12.0%	94,644	18.9%
Ernest Health	631,501	6.7%	53,007	10.6%
RCCH	506,265	5.4%	30,668	6.1%
25 operators	1,992,448	21.3%	132,896	26.6%
Other assets	452,505	4.9%	—	—

Total	$9,355,935	100.0%	$499,784	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated November 2, 2017 for reconciliation of total assets to pro forma total gross assets at September 30, 2017.

Q3 2017  |  SUPPLEMENTAL INFORMATION     11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(September 30, 2017)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue	Percentage of Total Revenue
Massachusetts	$1,284,156	13.7%	$79,741	16.0%
Texas	1,275,784	13.6%	74,489	14.9%
Utah	1,035,793	11.1%	7,999	1.6%
California	542,879	5.8%	49,681	9.9%
Arizona	498,844	5.3%	23,902	4.8%
24 Other States	2,506,538	26.8%	172,363	34.5%
Other assets	397,850	4.3%	—	—

United States	$7,541,844	80.6%	$408,175	81.7%
Germany	$1,556,392	16.6%	$88,525	17.7%
Italy	96,735	1.0%	—	—
United Kingdom	81,070	0.9%	2,733	0.5%
Spain	25,239	0.3%	351	0.1%
Other assets	54,655	0.6%	—	—

International	$1,814,091	19.4%	$91,609	18.3%

Total	$9,355,935	100.0%	$499,784	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated November 2, 2017 for reconciliation of total assets to pro forma total gross assets at September 30, 2017.

Q3 2017  |  SUPPLEMENTAL INFORMATION     12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$191,569	4	5.7%
3.00x - 4.49x	$115,000	1	3.4%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.9x	$3,041,291	99	90.9%
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.1x	$1,577,715	33	47.2%
Inpatient Rehabilitation Facilities Master Leased, Cross- Defaulted and/or with Parent Guaranty: 1.6x	$1,102,997	49	32.9%
Long-Term Acute Care Hospitals Master Leased, Cross- Defaulted and/or with Parent Guaranty: 1.3x	$360,579	17	10.8%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. Adeptus facilities excluded until bankruptcy proceedings are resolved and operations stabilize.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

Q3 2017  |  SUPPLEMENTAL INFORMATION     13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

($ amounts in thousands)

Operator	Location	Costs Incurred as of 09/30/2017		Rent Commencement Date	Acquisition/ Development
Adeptus Health	Mesa, Arizona	$52,000		2/10/2017	Development
Adeptus Health	Austin, Texas	5,264		3/2/2017	Development
Adeptus Health	San Tan Valley, Arizona	6,372		4/13/2017	Development
Steward	Florida, Ohio & Pennsylvania	301,292		5/1/2017	Acquisition
RCCH	Lewiston, Idaho	87,500		5/1/2017	Acquisition
Adeptus Health	Cypress, Texas	4,670		5/8/2017	Development
MEDIAN & Affiliates	Germany	171,538		1H 2017	Acquisition
Alecto	Ohio & West Virginia	40,451		6/1/2017	Acquisition
MEDIAN & Affiliates	Germany	45,282		7/2017	Acquisition
Steward	Arizona, Utah, Texas & Arkansas	1,500,000	(A)	9/29/2017	Acquisition

		$2,214,369

(A)	Includes $100 million of equity investments.

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF SEPTEMBER 30, 2017

($ amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
RCCH	Washington	$17,500	Acquisition
MEDIAN & Affiliates	Germany	94,512	Acquisition

		$112,012

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2017

($ amounts in thousands)

Operator	Location	Commitment	Cost Incurred as of 9/30/2017	Estimated Completion Date
Ernest Health	Flagstaff, Arizona	$28,067	$16,619	Q1 2018
Circle Health	United Kingdom	43,221	11,389	Q1 2019

		$71,288	$28,008

Q3 2017  |  SUPPLEMENTAL INFORMATION     14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Revenues
Rent billed	$110,930	$82,387	$311,140	$234,408
Straight-line rent	17,505	9,741	46,561	26,509
Income from direct financing leases	19,115	14,678	55,307	47,181
Interest and fee income	29,030	19,749	86,776	79,756

Total revenues	176,580	126,555	499,784	387,854
Expenses
Real estate depreciation and amortization	31,915	23,876	88,994	67,850
Impairment charges	—	(80)	—	7,295
Property-related	1,519	(93)	4,000	1,592
Acquisition expenses	7,434	2,677	20,996	6,379
General and administrative	15,011	12,305	43,287	35,821

Total operating expenses	55,879	38,685	157,277	118,937

Operating income	120,701	87,870	342,507	268,917
Interest expense	(42,759)	(40,262)	(120,498)	(121,132)
Gain on sale of real estate and other asset dispositions, net	18	44,616	7,431	61,294
Unutilized financing fees / debt refinancing costs	(4,414)	(22,535)	(18,794)	(22,539)
Other income (expense)	3,865	1,344	8,999	(2,674)
Income tax expense	(530)	(490)	(783)	(1,173)

Income from continuing operations	76,881	70,543	218,862	182,693
Loss from discontinued operations	—	—	—	(1)

Net income	76,881	70,543	218,862	182,692
Net income attributable to non-controlling interests	(417)	(185)	(1,013)	(683)

Net income attributable to MPT common stockholders	$76,464	$70,358	$217,849	$182,009

Earnings per common share – basic:
Income from continuing operations	$0.21	$0.29	$0.63	$0.75
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.21	$0.29	$0.63	$0.75

Earnings per common share – diluted:
Income from continuing operations	$0.21	$0.28	$0.63	$0.75
Loss from discontinued operations	—	—	—	—

Net income attributable to MPT common stockholders	$0.21	$0.28	$0.63	$0.75

Weighted average shares outstanding – basic	364,315	246,230	345,076	240,607
Weighted average shares outstanding – diluted	365,046	247,468	345,596	241,432
Dividends declared per common share	$0.24	$0.23	$0.72	$0.68

Q3 2017  |  SUPPLEMENTAL INFORMATION     15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	September 30, 2017	December 31, 2016
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$5,795,286	$4,317,866
Mortgage loans	1,777,555	1,060,400
Net investment in direct financing leases	695,829	648,102

Gross investment in real estate assets	8,268,670	6,026,368
Accumulated depreciation and amortization	(418,880)	(325,125)

Net investment in real estate assets	7,849,790	5,701,243
Cash and cash equivalents	188,224	83,240
Interest and rent receivables	105,817	57,698
Straight-line rent receivables	166,142	116,861
Other assets	617,067	459,494

Total Assets	$8,927,040	$6,418,536

LIABILITIES AND EQUITY
Liabilities
Debt, net	$4,832,264	$2,909,341
Accounts payable and accrued expenses	180,631	207,711
Deferred revenue	18,906	19,933
Lease deposits and other obligations to tenants	54,035	28,323

Total Liabilities	5,085,836	3,165,308
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 364,084 shares at September 30, 2017 and 320,514 shares at December 31, 2016	364	321
Additional paid in capital	4,330,495	3,775,336
Distributions in excess of net income	(468,473)	(434,114)
Accumulated other comprehensive loss	(35,165)	(92,903)
Treasury shares, at cost	(777)	(262)

Total Medical Properties Trust, Inc. Stockholders’ Equity	3,826,444	3,248,378
Non-controlling interests	14,760	4,850

Total Equity	3,841,204	3,253,228

Total Liabilities and Equity	$8,927,040	$6,418,536

(A)	Financials have been derived from the prior year audited financial statements.

Q3 2017  |  SUPPLEMENTAL INFORMATION     16

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

OTHER INCOME GENERATING ASSETS AS OF SEPTEMBER 30, 2017

($ amounts in thousands)

Operator	Investment	Annual Interest Rate	YTD RIDEA Income (A)		Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan(B)	$4,889	10.25%			Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Alecto working capital	12,500	11.44%			Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	3,821	10.40%			Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	22,198	9.45%			Secured and cross-defaulted with real estate and guaranteed by Parent
Other	15,101

	$58,509
Operating Loans
Ernest Health(C)	$93,200	15.00%	$11,700		Secured and cross-defaulted with real estate and guaranteed by Parent

	$93,200		11,700
Equity investments(D)
Domestic	$164,170		$4,792
International(E)	$120,641		$4,891	(F)

(A)	Income earned on operating loans is reflected in the interest income line of the income statement.
(B)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(C)	Due to compounding, effective interest rate is 16.7%.
(D)	All earnings in income from equity investments are reported on a one quarter lag basis.
(E)	Includes equity investments in Spain, Italy, and Germany.
(F)	Excludes our share of real estate depreciation and acquisition expenses of certain unconsolidated joint ventures.

Q3 2017  |  SUPPLEMENTAL INFORMATION     17

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com At the Very heArt of heAlthcAre® .